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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: JULY 28, 2004
                       (Date of earliest event reported)

                            MITCHAM INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



            TEXAS                    000-25142             76-0210849
(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)            File Number)        Identification No.)


    8141 SH 75 SOUTH, P.O. BOX 1175, HUNTSVILLE, TEXAS           77342
         (Address of principal executive offices)             (Zip Code)


                                  936-291-2277
              (Registrant's telephone number, including area code)



         (Former name or former address, if changed since last report.)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits. The following exhibit is filed as a part of this report:

                  99 CEO's letter to shareholders distributed to shareholders on or about July 27, 2004.



ITEM 9. REGULATION FD DISCLOSURE.

         On or about July 27, 2004, Mitcham Industries, Inc. distributed to its shareholders its 2004 Annual Report, the CEO's accompanying letter of which contains certain forward-looking information regarding industry trends, capital expenditures and profitability. The text of the CEO's letter to shareholders is attached to this report as Exhibit 99 and is incorporated in this report by reference.

Included in this report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included herein, including statements regarding our future financial position and results of operations, planned capital expenditures, business strategy and other plans for future operations, the future mix of revenues and business, commitments and contingent liabilities, and future demand for our services and predicted improvement in seismic service industry conditions, are forward-looking statements. Actual results may differ materially from such forward-looking statements. Important factors that could cause or contribute to such differences include a prolonged and gradual recovery, or no full recovery, of the seismic survey sector, and thereafter, the inherent volatility of oil and gas prices and the related volatility of demand for our services; loss of significant customers; significant defaults by customers on amounts due to us; international economic and political instability; dependence upon additional lease contracts; the risk of technological obsolescence of our lease fleet; vulnerability of seismic activity and demand to weather conditions and seasonality of operating results; dependence upon few suppliers; the effect of foreign currency exchange rates due to a weakened U.S. dollar, and other factors which are disclosed in our recent report on Form 10-Q, available from the Company without charge.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MITCHAM INDUSTRIES, INC.


  Date: July 28, 2004               By:   /s/ Christopher C. Siffert
                                       --------------------------------
                                          Christopher C. Siffert
                                          Vice President & Corporate Controller


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                                 EXHIBIT INDEX

 Exhibit No.     Name of Exhibit
 -----------     ---------------
     99          CEO's letter to shareholders distributed on or about
                 July 27, 2004.